SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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CHINA ENERGY VENTURES CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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Date Filed: October 27, 2004

CHINA ENERGY VENTURES CORP.

Head Office: 1003, W2, Oriental Plaza, 1 East Chang An Avenue Dong Chen District, Beijing, China 86.10.8518.2686	Investor Relations: 750, 440 – 2 Avenue S.W. Calgary, Alberta Canada T2P 5E9 403.234.8885

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

November 26, 2004

To the Shareholders of China Energy Ventures Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of China Energy Ventures Corp., a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, on November 26, 2004, at the principal executive offices of China Energy Ventures Corp., 1003, W2, Oriental Plaza, 1 East Chang An Avenue Dong Chen District, Beijing, China for the following purposes:

a)	To elect a six (6) member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;
b)	To ratify the Board of Directors' selection of auditors, Deloitte & Touche LLP for the 2005 fiscal year;
c)	To approve a change of the Company’s name to BIG SKY ENERGY VENTURES CORPORATION
d)	To approve amendments to the China Energy Ventures Corp. 2000 Stock Option Plan;
e)	To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business, Calgary, Alberta time, on Tuesday, October 12, 2004 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: October 27, 2004	By Order of the Board of Directors,
/s/ Thomas G. Milne Thomas G. Milne, Secretary

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN

THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

CHINA ENERGY VENTURES CORP.

Head Office: 1003, W2, Oriental Plaza, 1 East Chang An Avenue Dong Chen District, Beijing, China 86.10.8518.2686	Investor Relations: 750, 440 – 2 Avenue S.W. Calgary, Alberta Canada T2P 5E9 403.234.8885

PRELIMINARY

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

November 26, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of China Energy Ventures Corp. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on November 26, 2004, and at any adjournment thereof (the "Annual Meeting"). Further, solicitation of proxies may be made personally, or by telephone or facsimile, by officers, directors and consultants of the Company, who will receive no additional compensation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

A copy of the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2003 (the "2003 Fiscal Year"), including financial statements, is being mailed concurrently herewith (on or about November 6, 2004) to all shareholders of record at the close of business, Calgary, Alberta time, on October 12, 2004. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

VOTING SECURITIES

Only shareholders of record at the close of business, Calgary, Alberta time, on October 12, 2004 are entitled to vote at the Annual Meeting. The total number of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted on the record date was 58,784,460 shares. Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. The holders of a majority of the outstanding votes (29,392,230 shares) shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with the Company's Articles of Incorporation and By-laws, and applicable law:

-

the election of directors shall be by a plurality of the votes cast; and

-

the ratification of the Board of Directors' selection of auditors and the ratification and approval of all other business placed before the Annual Meeting, shall be by a majority of the votes cast.

All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated.  In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made.  In cases where no specifications are made, the shares represented will be voted FOR the election as directors of the nominees listed under “Proposal 1”, FOR the ratification of the Board of Directors' selection of auditors, FOR the approval of a change of name of the Company to BIG SKY ENERGY VENTURES CORPORATION, FOR the approval of amendments to the 2000 Stock Option Plan, and FOR the approval of any other business placed before the Annual Meeting.

The directors will be elected by plurality of the votes of shares present and entitled to vote.  Accordingly, the nominees for election as directors who receive the highest number of votes actually cast will be elected.  Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and accordingly, will have no effect on the outcome of election of directors.

Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's Calgary office delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

Voting Securities and Principal Holders Thereof

The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of October 12, 2004 for:

•	each of our directors, nominees to the board and executive officers individually;
•	each person or group that we know owns beneficially more than 5% of our common stock; and
•	all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 58,784,460 shares of common stock outstanding as of October 12, 2004, together with applicable options for that shareholder.  Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Voting by Directors and Executive Officers

It is anticipated that the directors and the named executive officers of the Company will vote FOR the election as directors of the nominees listed under “Proposal 1”, FOR the ratification of the Board of Directors' selection of auditors, FOR the approval of a change of name of the Company to BIG SKY Energy Ventures Corporation, FOR the approval of .amendments to the 2000 Stock Option Plan, and FOR the approval of any other business placed before the Annual Meeting.  Such directors and executive officers, and their affiliates, hold 15.14% of the votes entitled to be cast at the Annual Meeting.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding

Officers and Directors
Matthew Heysel 963 Pacific Heights Tower Apartments, Oriental Plaza #1 East Chang An Avenue Dong Cheng District Beijing, China, 100738	2,517,772 (1)	4.47% (1)
Daming Yang #4, Mou Gate 25 Baiwanzhuang Xicheng District Beijing, China, 100037 China	3,323,750 (2)	5.76% (2)

Thomas Milne 2311 Erlton Place SW Calgary, AB, Canada, T2S 2Z3	1,133,002 (3)	2.00% (3)
Han Hua Feng 19A Si Da Building Nan You Road Shenzhen China 51805	33,333 (4)	0.06% (4)
Jian Jiang Jia No. 173 Ping Yang Street Shanxi Province China 030006	33,333 (4)	0.06% (4)
Tao Qu Room 613, Huabin, No. 8 Yong An Dong Li Chao Yang District Beijing, China	33,333 (4)	0.06% (4)
Richard Lam 4 Ayrmont Lane Aberdeen, NJ, USA, 07747	166,666 (5)	0.29% (5)
Glenn Van Doorne 310-505-8 Avenue SW Calgary, Alberta T2P 5E9	1,602,727(6)	2.84% (6)
Barry Swersky 12 Habossem St Ramat Hasharon 47226 ISRAEL	0	0
Bruce H. Gaston La Rioulle Plenee Jugo, Bretagne France 22640	0	0
Philip Pardo KIMEP Almaty, Kazakhstan	0	0
Officers and Directors as a Group (8 persons)	8,843,916 (7)	15.14% (7)
5% Shareholders
Wei Yang Room 837, China Merchant Building Shenzhen, Guong Dong, China 518067	6,507,083 (8)	11.48% (8)
Big Sky Energy Canada Ltd. Unit 1003, W2, Oriental Plaza, #1 East Chang An Avenue, Dong Chen District, Beijing, China 100738	4,250,000 (9)	7.54% (9)
L-R Global Partners, LP 7th Floor 430 Park Avenue New York, NY 10022	6,000,000 (10)	10.65% (10)

(1)Includes 2,517,467 shares of common stock of which 554,422 shares are owned by Big Sky Holdings, a company over which Mr. Heysel has control, 1,903,883 shares are owned by MH Financial Management Ltd., a company over which Mr. Heysel has control and 59,467 which Mr. Heysel owns directly.

(2)Includes 1,923,750 shares of common stock which Mr. Yang owns directly and options exercisable within 60 days of September 16, 2004 to acquire 1,400,000 shares of common stock.

(3)Includes 733,002 shares of common stock of which 692,802 shares are owned by Precise Details, Inc., a company over which Mr. Milne has control, 35,200 shares owned directly by Mr. Milne and 5,000 shares owned by Mr. Milne indirectly through his spouse; and options exercisable within 60 days of September 16, 2004 to acquire 400,000 shares of common stock.

(4)Consists of 33,333 shares of common stock acquirable upon exercise of options within 60 days of September 16, 2004.
(5)Consists of 166,666 shares of common stock acquirable upon exercise of options within 60 days of September 16, 2004.

(6)Includes 1,572,121 shares of common stock of which 1,435,389 shares are owned directly by Mr. Van Doorne, 136,295 shares which are owned by IbrizOil Inc., a company over which Mr. Van Doorne has control and 437 shares which are owned by IBRIZ Energy Inc., a company over which Mr. Van Doorne has control.

(7)Includes 6,727,645 shares of common stock and options exercisable within 60 days of September 16, 2004 to acquire 2,066,665 shares of common stock.

(8)Includes 6,173,750 shares of common stock of which 4,250,000 shares are owned by Big Sky Energy Canada Ltd., of which Mr. Yang is a director.  The board of Big Sky Energy Canada has given him sole voting and dispositive powers over all equity investments.  The total also includes 1,923,750 shares which are owned directly by Mr. Yang and options exercisable within 60 days of September 16, 2004 to acquire 333,333 shares of common stock.

(9)Wei Yang, Daming Yang’s brother and a major shareholder of China Energy Ventures Corp., is a director of Big Sky Energy Canada Ltd. (“BSEC”) and has been assigned voting and dispositive powers over all equity investments hold by BSEC.  Kai Yang, Daming Yang’s brother, is the sole shareholder of BSEC and is a shareholder of China Energy Ventures Corp.

(10)Consisting of 4,080,000 shares owned directly by L-R Global Partners, LP and 1,920,000 shares directly owned by L-R Global Fund Ltd.  Don LaGuardia and J.M. Logan have ultimate voting and investment control over these shares but such persons disclaim actual beneficial ownership of these shares.

Matthew Heysel - Chairman of the Board, Chief Executive Officer, age 47

Mr. Heysel has served as Chairman of the Board of Directors and Chief Executive Officer of China Energy Ventures Corp. from April 14, 2000 to the present.  He also serves as the Chairman of both Big Sky Network Canada Ltd. and Chengdu Big Sky Technology Services Ltd. and has held these positions since January of 2000 and October 2001, respectively.  Mr. Heysel has been a member of the board of directors of Big Sky Canada’s joint venture, Sichuan Huayu Big Sky Network Ltd., and since its formation in July 2000.  Mr. Heysel has been the Chairman of Big Sky Energy Kazakhstan Ltd. since July 2003 and Vice-Chairman of KoZhaN LLP since August 2003.  Mr. Heysel has served as Chairman and Chief Executive Officer of Big Sky Energy Atyrau Ltd. since its inception in April 2004.  Previously, he served as an Investment Banker at Yorkton Securities, a Canadian independent securities firm, where he was responsible for corporate finance in the oil and gas sector from April 1997 through April 1999.  From April 1999 to November 2001, he was the President of New Energy West Corporation.  From 1987 to 1997, Mr. Heysel was with Sproule Associates Limited, an independent economic evaluator of oil and natural gas reserves.  During his tenure with Sproule, Mr. Heysel held the positions of Petroleum Engineer and Associate, Engineering Manager and Senior Associate and Manager – International Projects and Senior Associate.  Mr. Heysel also serves as a director of Gastar Exploration Ltd.  Mr. Heysel obtained a Honors Bachelor Degree in Science from the University of Western Ontario in 1979 and a Bachelor of Science-Chemical Engineering Degree from the University of Toronto in 1982.

Daming Yang - Director and President, age 47

Mr. Yang has served on our Board of Directors and as our President since April 14, 2000.  He has also served as the President and a member of the board of directors of both Big Sky Network Canada Ltd. and Chengdu Big Sky Technology Services Ltd. and has held these positions since May of 1999 and October 2001, respectively.   Mr. Yang has also been a director of Sichuan Huayu Big Sky Network Ltd., since July 2000.  Mr. Yang has been the President of Big Sky Energy Kazakhstan Ltd. since July 2003 and Chairman of KoZhaN LLP since August 2003.  Mr. Yang has served as President of Big Sky Energy Atyrau Ltd. since its inception in April 2004.  From the time Mr. Yang was no longer with Tongli Energy in 1998 through May 1999, when Mr. Yang became the President of Big Sky Network Canada, Mr. Yang was conducting research as to the feasibility of the business that Big Sky Network Canada ultimately entered into.  As a result of Mr. Yang’s research Big Sky Network Canada was formed. From 1995 through 1998, Mr. Yang served as Vice President and then President of Tongli Energy Technical Service Co. Ltd., an importer of high-technology equipment to China where he was responsible for the day to day administration of the company and managed a staff of six.  During his time with Tongli Energy, Mr. Yang was a member of the team that signed the first two oil and gas production sharing agreements between a Chinese and foreign entity in connection with the Liaohe and Dagang fields in China.  From 1989 to 1993, Mr. Yang was with Tri-City Survey Limited as a GIS Engineer.  Mr. Yang holds a Masters Degree in Aerial Photography and Remote Sensing from the Netherlands International Institute for Aerospace Survey and Earth Sciences.

Thomas Milne - Director and Chief Financial Officer, age 57

Mr. Milne has served on our Board of Directors and as Chief Financial Officer since April 14, 2000.  He has also served as the Chief Financial Officer of Big Sky Network Canada Ltd. since May of 1999.  From September 2002 to February 2004, Mr. Milne was the Regional Advisory Services Partner for Meyers Norris Penny LLP, a chartered accountancy and business advisory firm located in Calgary, Alberta.  From 2000 to 2002, Mr. Milne was employed by China Energy Ventures Corp. on a full-time basis.  From 1985 through 1997, Mr. Milne was Vice President and Treasurer of NOVA Corporation, and director of NOVA Finance International.  He was the Vice President, Finance and Chief Financial Officer of Arakis Energy, which was acquired by Talisman Energy Corp., from September, 1997 to October, 1998, an oil and gas company traded on the NASDAQ.  Since March 1998, Mr. Milne has served as Chief Executive Officer of Precise Details, Inc., a consulting, investment management, real estate and automotive services company.  Mr. Milne also currently serves as a director of The Alberta Performing Arts Stabilization Fund and the Investment Committee of the University of Calgary Pension and Endowment Funds.

Han Hua Feng – Director, age 39

On September 4, 2003, Mr. Feng was elected to our Board of Directors.  Mr. Feng has been a partner at Shenzhen Guangming Accounting firm since 1992.  From 1982 to 1992, he was the General Manager of the accounting department of Wuhan Industrial Fan Factory.  Mr. Feng received his accounting licences in 1992 and became a chartered accountant in 1993.  Mr. Feng obtained his BSC of Accounting from Hanjian University in 1987.  Mr. Feng has been appointed to both the Audit Committee and Nominating and Compensation Committee.  Mr. Feng was appointed as Chairman of the Audit Committee on November 12, 2003 and as Chairman of the Nominating and Compensation Committee on May 18, 2004.  Mr. Feng is an independent director.

Jian Jiang Jia – Director, age 51

On September 4, 2003, Mr. Jia was elected to our Board of Directors.  Mr. Jia has been the General Manager and Vice Chairman of Tongli Telecommunications Group since 1994.  From 1993 to 1994, he was the General Manager of Tongli Shanxi Telecommunication Equipment Co. Ltd.  Mr. Jia obtained a Bachelors degree in Automatic Controls from Qinghua University in 1978 and has been a member of the China Telecommunications Association since 1990. Mr. Jia has been appointed to both the Audit Committee and Nominating and Compensation Committee. Mr. Jia is an independent director.

Tao Qu – Director, age 39

On September 4, 2003, Mr. Qu was elected to our Board of Directors.  Mr. Qu has been General Manager of Beijing TLSIT Telecommunication Technology Corp. which acts as an agent in China for Sony Ericsson products since 2000.  From 1997 to 2000, Mr. Qu was the Vice General Manager of Beijing TQX New-Tech Corp. which acted as an agent in China for Ericsson mobile products.  From 1995 to 1997, he was a Market Supervisor at Hong Kong United First Corp.  From 1993 to 1995, Mr. Qu was a Senior Supervisor at Ericsson China.  He obtained a Bachelors Degree in Telecommunications from Beijing Telecommunication University in 1988 and a Bachelors Degree in Business Psychology from Beijing University in 19991.  Mr. Qu has been appointed to both the Audit Committee and Nominating and Compensation Committee. Mr. Qu is an independent director.

Richard Wing Kit Lam - Vice President, Engineering, age 27

Mr. Lam has served as our Vice President, Engineering since February 2, 2001.  Prior to joining us, Mr. Lam was employed by SoftNet Systems as a Senior Systems Architect from April 2000 to November 2000.  From June 1998 to March 2000, Mr. Lam was a consultant with KPMG Consulting.  From 1995 to 1998, Mr. Lam was with Columbia University Telecommunications Services as a Senior Tech.  Mr. Lam obtained his Bachelor of Science Degree in Computer Engineering in 1998 from Columbia University.

Glenn Van Doorne – Executive Vice President, age 51

Mr. Van Doorne has served as our Executive Vice President since February 26, 2004.  Mr. Van Doorne has been the Managing Director of Big Sky Energy Kazakhstan Ltd. since July 2003 and Vice-President of KoZhaN LLP since August 2003.  Mr. Van Doorne has served as Managing Director of Big Sky Energy Atyrau Ltd. since its inception in April 2004.  He is also currently the Chief Executive Officer and a director of IbrizOil Inc., a private Alberta corporation, and has held these positions since 1998.  From 1991 to 1998, Mr. Van Doorne was Vice President of Exploration and Development of

Hurricane Hydrocarbons Ltd. (now known as Petrokazakhstan Inc.).  During his tenure with Hurricane Hydrocarbons, he was a member of the management team that secured Hurricane Hydrocarbon's Kazakhstan oil and gas assets.  Mr. Van Doorne obtained his Bachelor's Degree in Geological and Mineralogical Sciences from the Free University of Brussels (Belgium) in 1972 and his Master's Degree from the State University of Ghent (Belgium) in 1975.

None of our executive officers or directors have been involved in any bankruptcy proceedings within the last five years, been convicted in or has pending any criminal proceeding, been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or been found to have violated any federal, state or provincial securities or commodities laws.

FAMILY RELATIONSHIPS

Mr. Wei Yang, a major shareholder in China Energy Ventures Corp. and Daming Yang’s brother, serves on the board of directors of our subsidiaries Big Sky Network Canada Ltd. and Chengdu Big Sky Technology Services Ltd. and as of January 1, 2004 is contracted to China Energy Ventures Corp. as our Vice President of Business Development.

Mr. Kai Yang, a shareholder in China Energy Ventures Corp., is Daming Yang’s brother. As well, Mr. Yang is the sole shareholder of Big Sky Energy Canada Ltd. which owns 4,250,000 of our common shares.

Board Committees and Attendance Records

The Board of Directors has an Audit Committee and a Nominating and Compensation Committee with each committee consisting of Messers. Feng, Jia and Qu, each of whom are “independent” as such term is defined by Section 303.01(B)(2)(a) of the New York Stock Exchange & Listing Company manual.

During 2003, the board of directors met three times including participants by telephone. Mr. Daming Yang was absent for one of the meetings as was Mr Milne.  Our board of directors also approved eleven additional corporate matters during 2003 through unanimous written consents.  We have no policy in regards to director’s attendance at annual meetings of shareholder.  Mr. Milne and Mr. Heysel were the directors in attendance at our 2003 annual meeting.

Security holders may send communications to the board of directors as a whole or to an individual director by forwarding the correspondence in a sealed envelope, addressed to each individual board member, to the attention of the Corporate Secretary’s office located at 750-440-2 Avenue SW, Calgary, Alberta, T2P 5E9.  The Corporate Secretary’s office will then forward the sealed envelopes to the appropriate board members.

During most of 2003, the board acted as the Audit Committee and took all Committee actions at regular board meetings or in unanimous written consents.  After September 4, 2003, when the Audit Committee was re-instated, the Committee had one meeting at which all members of the committee participated by telephone.

Our Nominating and Compensation Committee members were nominated to the board and the committee in September 2003. There were no matters in the last quarter of 2003 for the committee to address.

Report of the Audit Committee

The Audit Committee of China Energy Ventures Corp. was formed on February 2, 2001 and its written charter was adopted by the Board of Directors ("Board") on March 27, 2001 and subsequently amended on November 12, 2003 and April 30, 2004.  A copy of the most up to date charter is attached to this Proxy as “Schedule A”.  In accordance with this written charter, the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of China Energy Ventures Corp.  From December 14, 2001 to September 4, 2003, due to a shortage of independent board members, the Board assumed the role of the Audit Committee.  On September 4, 2003, three independent directors were elected to the Board and the Committee.

On November 12, 2003, Mr. Feng was appointed as the Chair of the Committee and as the financial expert of the Committee.  The Committee did review the audited financial statements of China Energy Ventures Corp. as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of China Energy Ventures Corp.'s financial statements and the independent auditors have the responsibility for the examination of those statements.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee and Board of Directors approved that China Energy Ventures Corp.’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The Committee and Board of Directors also approved the reappointment, subject to shareholder approval, of the independent auditors.

Han Hua Feng, Audit Committee Chair

Jiang Jian Jia, Audit Committee Member

Tao Qu, Audit Committee Member

Principal Accounting Firm Fees

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB quarterly reports and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements were $126,151 for the fiscal year ended 2003 and $97,576 for the fiscal year ended 2002.

Audit-Related Fees

There were no fees for other audit related services for the fiscal years ended 2003 and 2004.

Tax Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning was $17,000 for the fiscal year ended 2003 and $892 for the fiscal year ended 2002.  The fees charged for 2003 included assistance with the completion and filing of our Canadian income tax returns.  The fees for 2002 represent technical advice on tax issues.

All Other Fees

There were no other aggregate fees billed in either of the last two fiscal years for products and services provided by Deloitte & Touche LLP, other than the services reported above.

Pre-approval Policy and Procedure

The following policy and procedure has been adopted and incorporated into our Audit Committee charter:

1)

All services provided by the independent auditor whether they are audit related or non-audit related, shall be pre-approved in writing prior to the commencement of the contemplated services.

2)

The Chairman of the Audit Committee or the designated Financial Expert, should they also be, at the time of approval, an independent director, are empowered to approve the contemplated services to be provided by the independent auditor on behalf of the Committee.  All approvals taken by the Chairman or Financial Expert must be

3)

disclosed to the Committee as a whole either a) in writing or by e-mail at the time of the approval; or b) verbally at a subsequent Committee meeting.

Since September 4, 2003, the date our Audit Committee members were appointed to the Committee, they have approved all services provided by Deloitte & Touche LLP.  Prior to this, services were not pre-approved.

Deloitte & Touche LLP has advised us that, in connection with the audit of our financial statements for the year ended December 31, 2003, only full-time, permanent employees of Deloitte & Touche LLP performed the audit work.

Report of the Nominating and Compensation Committee

The Company's Human Resources and Compensation Committee (“Committee”) was formed on February 2, 2001. From December 14, 2001 to September 4, 2003, due to a shortage of independent board members, the Board assumed the role of the Committee.  On September 4, 2003, three independent directors were elected to the Board and the Committee.  The Committee did not meet in 2003.  At the first meeting of the reconstituted committee on May 18, 2004, it was decided to restructure the Committee to meet the new rules and regulations set forth by the United States Securities and Exchange Commission. To this end, the Committee changed its name to the Nominating and Compensation Committee and amended its charter to address its new mandate.  The Committee’s current charter is attached to this Proxy Statement as “Schedule B”. The Company has not yet made the Nominating & Compensation Committee’s Charter available on its website.

Messers. Feng, Jia and Qu sit on the Committee with Mr. Feng serving as chairman.

The Nominating and Compensation Committee’s new mandate is to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and to assist the Board in the discharge of their fiduciary responsibilities relating to the fair and competitive compensation of the employees of the Company.

In order to carry out their purpose, the Committee will be compiling policy and procedures to:

1)

identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings;

2)

oversee the evaluation of the Board and management from a corporate governance perspective;

3)

identify and recommend to the Board directors for membership on Board committees;

4)

review and approve the Company’s compensation philosophy;

5)

review and approve compensation programs, plans and awards;

6)

administer the Company’s short- and long-term incentive plans and other stock or stock-based plans; and

7)

issue an annual report on executive compensation for inclusion in the Company’s proxy statement.

The Committee will consider stockholder nominations for director.  Nominations for director submitted to the Committee by stockholders will be evaluated according to the Company’s overall needs and the nominee’s knowledge, experience and background.  A nominating stockholder must give appropriate notice to the Company of the nomination not less than 90 days prior to the first anniversary of the preceding year’s annual meeting.  In the event that the date of the annual meeting is advanced by more than 30 days, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholder’s notice shall include all information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act, and the rules thereunder, as well as, the name of the stockholder, their address of record, the class and number of shares of the Company beneficially held by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons pursuant to which nomination(s) are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and a written consent of the proposed nominee(s) to be named as a director.

Insider Participation and Interlocks

While the Company has had transactions with companies and firms with which certain members of the Committee are, or at some point during fiscal year 2003 were, affiliated as an officer and/or director, there are no such relationships in which members of the Committee have a direct or indirect material interest. In addition, there are no interlocking relationships of the nature described above involving members of the Committee.

Director and Executive Compensation

The existing executive compensation agreements with Matthew Heysel and Daming Yang expire as of July 15, 2004.  For information regarding current agreements in place, please see "Employment Contracts with Named Executive Officers".

Han Hua Feng, Nominating and Compensation Committee Chair

Jiang Jian Jia, Nominating and Compensation Committee Member

Tao Qu, Nominating and Compensation Committee Member

MANAGEMENT COMPENSATION

We employ our executive officers as consultants.  The following table sets forth the compensation paid to our Chief Executive Officer and two other most highly compensated executive officer for the years indicated.  No other executive officer of China Energy Ventures Corp. earned a salary and bonus for such fiscal year in excess of $100,000.

Summary Compensation Table
	Annual Compensation				Long Term Compensation
						Awards	Payouts
Name and Principal Position	Fiscal Year Ended (1)	Salary (US$)	Bonus (US$)	Other Annual Compensation (Shares)	Securities under Option/SAR Granted (#)	Restricted Shares or Restricted Share Units (US$)	LTIP Payouts (US$)	All Other Compensa tion
Matthew Heysel, Chief Executive Officer	2003 2002 2001	140,865 72,956 (2) 115,000	0 0 0	0 856,027 (2) 0	0 0 50,000(4)	0 0 0	0 0 0	0 0 0
Daming Yang, President	2003 2002 2001	64,915 72,860 60,000	0 0 0	0 0 0	0 3,100,000(5) 50,000(5)	0 0 0	0 0 0	0 0 0
Thomas Milne, Chief Financial Officer	2003 2002 2001	4,114(7) 29,426(3) 96,000	0 0 19,611	0 682,802(3) 0	0 950,000(6) 150,000(6)	0 0 0	0 0 0	0 0 0
(1)		December 31
(2)

During 2002, Mr. Heysel took a voluntary deferral in his salary.  As of December 31, 2002, Mr. Heysel was owed $75,654 in salary which he has indicated he will convert to our common stock under the terms of the Alternative Compensation Plan.  Under this plan, Mr. Heysel will receive 856,027 common shares upon conversion of his salary owing.  As of the date of this report, Mr. Heysel has not converted his salary owing.  Mr. Heysel’s services are provided through his personal management company M.H. Financial Management Ltd.

(3)

During 2002, Mr. Milne took a voluntary deferral in his salary.  As of December 31, 2002, Mr. Milne was owed $60,443 in salary which he had indicated he would convert to our common stock under the terms of the Alternative Compensation Plan.  On August 27, 2003, Mr. Milne elected to convert all salary owing to him to our common stock under the terms of the Alternative Compensation Plan and we issued 682,802 shares to Precise Details, Inc., a company over which Mr. Milne has control.

(4)		Mr. Heysel surrendered these options to the company on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors. Mr. Heysel currently holds no options.
(5)

Mr. Yang surrendered 1,050,000 of these options to the company on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Yang currently holds 2,100,000 options.

(6)

Mr. Milne surrendered 500,000 of these options to the company on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Milne currently holds 600,000 options.

(7)

During 2002 and 2003, Mr. Milne provided services on a part-time basis.  As of March 2004, Mr. Milne started to provide additional time towards the business of China Energy Ventures Corp. and we are in the process of negotiating terms of compensation with him.

Under the terms of the Alternative Compensation Plan, the fair market value of the shares are to be the weighted average trading price for the last five trading days of the month in which compensation is earned, however, if no trading has taken place during the last five trading days, then the average of the bid and offer price for the last trading day, as posted on www.otcbb.com is to be used. The following table outlines the fair market value of the accrued shares issuable under the Alternative Compensation Plan.  As at October 12, 2004, shares representing approximately $103,020 of expense had not been issued under this plan.  Although the expense has been accrued, the related shares will not be issued until requested by the beneficiaries. On August 27, 2003, Mr. Milne elected to convert all salary owing to him to our common stock under the terms of the Alternative Compensation Plan and we issued 682,802 shares to Precise Details, Inc., a company over which Mr. Milne has control.

2003	Fair Market
Value
January	$0.04
February	$0.06
March	$0.06
April	$0.04
May	$0.04
June	$0.34
July	$0.31
August	$0.20
September	$0.18
October	$0.20
November	$0.60
December	$0.55

Option Grants

The following table sets forth information regarding stock option grants to our officers and directors as of December 31, 2003:

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted (1)	Exercise or Base Price ($/Sh)(2)	Expiration Date
Daming Yang	2,100,000	28.7	$0.05	October 21, 2007
Thomas Milne	600,000	8.2	$0.05	October 21, 2007
Richard Wing Kit Lam	250,000	3.4	$0.05	October 21, 2007
Han Hua Feng	100,000	1.4	$0.15	September 4, 2008
Jian Jiang Jia	100,000	1.4	$0.15	September 4, 2008
Tao Qu	100,000	1.4	$0.15	September 4, 2008

(1)	Based on options exercisable to acquire a total 7,310,000 shares to executive officers, directors and employees as at December 31, 2003.
(2)

The exercise price per share was equal to or greater than the fair market value of the common stock on the date of grant as determined by the Board of Directors.  Each option expires five years from the date of grant and one third of the grant vests upon grant and each successive third vests on the first and second anniversary of the grant.

Option Exercises

None of the Named Executive Officers have exercised options to purchase shares of our common stock as of December 31, 2003.

The following table sets forth details of each exercise of stock options as of December 31, 2003 by any of the Named Executive Officers, and the December 31, 2003 value of unexercised options on an aggregate basis.

Aggregated Options Exercised

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options as of December 31, 2003 Exercisable(2)/ Unexercisable	Value of Unexercised in the Money-Options at December 31, 2003 Exercisable/ Unexercisable (1)
Matthew Heysel (3)	Nil	Nil	0 (exercisable) 0 (unexercisable)	$0 (exercisable) $0 (unexercisable)
Daming Yang	Nil	Nil	1,400,000 (exercisable) 700,000 (unexercisable)	$1,050,000 (exercisable) $525,000 (unexercisable)
Thomas Milne	Nil	Nil	400,000 (exercisable) 200,000 (unexercisable)	$300,000 (exercisable) $150,000 (unexercisable)
Richard Lam	Nil	Nil	166,667(exercisable) 83,333 (unexercisable)	$125,000 (exercisable) $62,500 (unexercisable)

(1)	Based on NASD OTCBB closing price of $0.80 on December 31, 2003.
(2)	Includes Options to purchase common shares within 60 days after December 31, 2004.
(3)	Mr. Heysel did not exercise any options during 2002 and surrendered all his outstanding options to the company on July 23, 2002 for cancellation.

Director Compensation

We do not currently pay any cash compensation to directors for serving on our board, but we do reimburse directors for out-of-pocket expenses for attending board and committee meetings.  Our independent directors receive stock options to purchase shares of our common stock as compensation for their service as directors.  The terms of stock option grants made to independent directors are determined by the board of directors.  See “Option Grants”.  We do not provide additional compensation for committee participation or special assignments of the board of directors.

Employment Contracts and Termination of Employment and Change in Control Arrangements

We either directly or through our subsidiaries, have entered into consulting agreements with key individuals, including our executive officers, who perform services for us, as specified in the agreements.  We use a standard form of consulting agreement, which defines terms of the agreement, services to be performed, compensation and benefits, confidentiality and individual specific benefits based on the requirements of the position.

Matthew Heysel Consulting Agreement: Mathew Heysel provides services as our Chief Executive Officer on a full-time basis through his company, M. H. Financial Management Ltd. under a consulting agreement which expired on July 15, 2004.  Renewal of Mr Heysel’s contract will be discussed at the next meeting of the Nominating & Compensation Committee.  We are continuing to act pursuant to the terms of the expired agreement.  M.H. Financial Management is paid at a rate of $500 per day to a minimum of $10,000 per month exclusive of travel expenses and Goods and Services Tax for Mr. Heysel’s services.  The agreement contains non-compete provisions that restrict Mr. Heysel from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Heysel is no longer contracted by us for any reason.  Mr. Matthew Heysel’s consulting contract provides that should we terminate the agreement, Mr. Heysel would be paid $60,000 at the time of termination. The agreement provides that in the event of a change of control, Mr. Heysel is to be paid five percent (5%) of the value of the sale of our assets or the value of the transaction which would constitute a takeover of China Energy Ventures Corp.  This amount is to be paid within 10 days of the transaction.  A takeover of China Energy Ventures Corp. is defined as:

-

any change in the holding, either direct or indirect, of shares of the company, or any reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, arrangement or other transaction, that results in a person who was, or a group of persons acting in concert who were, not previously in a position to exercise effective control of China Energy Ventures Corp., in excess of the number that would entitle the holders thereof to cast twenty (25%) percent or more of the votes attaching to all shares of China Energy Ventures Corp., and

-

the exercise of such effective control to cause or result in the election or appointment of two or more directors of China Energy Ventures Corp., or of the successor to China Energy Ventures Corp., who were not previously directors of China Energy Ventures Corp.

Daming Yang Consulting Agreement:  Daming Yang provides services as our President on a full-time basis under a consulting agreement which expired on July 15, 2004.  Renewal of Mr Yang’s contract will be discussed at the next meeting of the Nominating & Compensation Committee.  We are continuing to act pursuant to the terms of the expired agreement.  We pay a consulting fee in the annual amount of $60,000, subject to annual adjustments at the discretion of our board of directors, for Mr. Yang’s services. The agreement contains non-compete provisions that restricts Mr. Yang from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Yang is no longer contracted by us for any reason.  The agreement has no change of control provisions.

Thomas Milne Consulting Agreement:  During 2002 and 2003, Thomas Milne provided services as our Chief Financial Officer on a part-time basis through his company, Precise Details Inc.  Since April 2003, Precise Details Inc. has had no contract and receives no compensation.  As of March 2004, Mr. Milne started to provide additional time towards the business of China Energy Ventures Corp. and we are in the process of negotiating terms of compensation with him.

Richard Lam Consulting Agreement:  Mr. Lam provides services as our Vice President, Engineering on a full-time basis.  This agreement expired on July 15, 2004.  Renewal of Mr Lam’s contract will be discussed at the next meeting of the Nominating & Compensation Committee.  We are continuing to act pursuant to the terms of the expired agreement. We pay a consulting fee in the annual amount of $92,400, subject to annual adjustments at the discretion of our board of directors, for Mr. Lam’s services.  The agreement contains non-compete provisions that restricts Mr. Lam from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Lam is no longer contracted by us for any reason.  The agreement has no change of control provisions.

CERTAIN TRANSACTIONS

1)

Big Sky Exploration (Ventures) Alberta Ltd. and Big Sky Exploration (Ventures) II Alberta Ltd., companies of which Matthew Heysel, our Chairman and Chief Executive Officer, was also Chairman and Chief Executive Officer, both entered into sub-leases with us for the use of office space on October 1, 2002, at a rate of CDN $5,000 per month should they obtain profitability.  These companies did not achieve profitability and each made one payment of CDN $5,000 to exit their lease in 2003.

2)

Eric Freymond, who is President of Semper Gestion, was granted an option to purchase 500,000 common shares of China Energy Ventures Corp. on October 21, 2002 with an exercise price of $0.05 per share.  One third of the options vested immediately with the other two thirds vesting on the first and second anniversary of the grant date.  These options expire October 21, 2007.  These options were granted at fair market value.

3)

M3 Energy Corp., a company which Matthew Heysel, our Chairman and Chief Executive Officer, was a director of until May 2002 and which Mr. Thomas Milne, our Chief Financial Officer has been a director of since inception, sub-leased office space from us in 2002 from January through June at a rate of CDN $1,500 per month.  In 2002, a total of CDN $9,000 was paid by M3 Energy to us for this office space.

4)

On August 26, 2003, the Board of Directors approved the issuance of 682,802 common shares under the Alternative Compensation Plan to Precise Details, Inc., a company over which Thomas Milne, our Chief Financial Officer and a director, has control.  These shares were issued to settle debt owed to Precise Details, Inc. for the services of Mr. Milne for a total of $60,443.

5)

On September 4, 2003 the board of directors approved the issuance of 300,000 options to our three new directors, Messers. Feng, Jia and Qu with each person receiving 100,000 options each.  These options were priced at fair market value on the date of the grant with an exercise price of $0.15 per share.  One third of the options vested immediately upon issuance with one third vesting one year from the date of grant and the last third vesting two years from the date of grant.  All unexercised options expire on September 4, 2008.

6)

On October 27, 2003, China Energy Ventures Corp. entered into a Share Exchange Agreement with BSEK and all its shareholders of record as of that day.  Under the terms of the Agreement, we forwarded $500,000 to BSEK as a short-term loan which was to be repaid within 60 days.  As well, we were required to issue up to a maximum of 8,000,000 common shares in a share exchange offer with the shareholders of record of BSEK as of October 27, 2003.  Management determined the net asset value per share and the number of shares to be issued based upon various criteria including a third party valuation.  In December 2003, we forwarded $625,000 to BSEK as a short-term loan which was to be repaid with 60 days. On January 12, 2004, we issued 8,000,000 of our common shares to the shareholders of BSEK in exchange for their shares in BSEK.  On January 14, 2004, BSEK made a payment of $250,000 on the initial loan made on October 27, 2003. On January 20, 2004, we extended the repayment terms on both loans to BSEK to June 1, 2004 and set the interest rate at 5% per annum.  This transaction did not result in a change in control of China Energy Ventures Corp.

Mr. Matthew Heysel, who is a shareholder, Chairman and Chief Executive Officer of China Energy Ventures Corp. was Chairman and Chief Executive Officer of BSEK and also the Vice-Chairman of KoZhaN at the time of the Share Exchange Agreement with BSEK.   Mr. Heysel, as a board member of China Energy Ventures Corp. and BSEK, voluntarily abstained from voting on the transaction with BSEK.  Mr. Heysel continues to hold his directorships and offices with these entities.

Mr. Daming Yang, who is a shareholder, director and President of China Energy Ventures Corp., was the President and a director of BSEK and also the Chairman of KoZhaN at the time of the Share Exchange Agreement with BSEK.  Mr. Yang, as a board member of China Energy Ventures Corp. and BSEK, voluntarily abstained from voting on the transaction with BSEK. Mr. Yang continues to hold his directorships and offices with these entities.

Mr. Kai Yang, at the time of the Share Exchange Agreement with BSEK, was a major shareholder of China Energy Ventures Corp., the sole shareholder of Big Sky Energy Canada Ltd. which held 80% of the stock of BSEK and Mr. Daming Yang’s brother.

7)

Mr. Wei Yang, who is a major shareholder of China Energy Ventures Corp. and Mr. Daming Yang’s brother, also sits on the boards of Big Sky Network Canada, Chengdu Technology Services and our Chengdu joint venture.  Mr. Yang also sits on the board of Big Sky Energy Canada Ltd., a major shareholder of China Energy Ventures Corp. and has been given sole voting and dispositive powers over all equity investments held by Big Sky Energy Canada Ltd.  We entered into a consulting agreement with Mr. Yang as of January 1, 2004 under which he is paid $5,000 per month to act as our Vice-President of Business Development.  This agreement expired on July 1, 2005.

8)

On February 27, 2004, we entered into an Asset Purchase Agreement with IbrizOil Inc., an Alberta corporation, referred to as Ibriz.  Under the terms of the agreement, Ibriz assigned its 5% over-riding royalty (the “Asset”) in BSEK’s interest in KoZhaN in exchange for common stock of China Energy Ventures Corp.  On March 4, 2004, we issued 681,475 common shares to Ibriz in connection with the agreement.  At the time of this transaction, Mr. Van Doorne was our Executive Vice President, the Managing Director of BSEK and a shareholder of China Energy Ventures Corp., as well as, the Chief Executive Officer, a director and a shareholder of Ibriz.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us and a review of our shareholders of record for the fiscal year ended 2003, Matthew Heysel was delinquent on filing one Section 16(a) Form 4 report during 2003.  This Form 4, which was to report the acquisition of an option to purchase shares, was required to have been filed no later than July 15, 2003 but was filed on July 21, 2003.    This delay was due to Mr. Heysel traveling at the time of the transaction.

All other Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were, to the best of our knowledge, timely complied with.

Code of Ethics

On March 29, 2004, our board of directors approved and adopted our Code of Business Conduct and Ethics which applies to all our officers, directors, employees and consultants, a copy of which was filed as an exhibit to our Form 10-KSB on March 30, 2004.  The Code is available on our website at www.chinaenergyventures.com.  Copies of the Code are available free of charge upon written request made to the office of the Corporate Secretary by either facsimile at 403-265-8808 or by mail at China Energy Ventures Corp., 750-440-2 Avenue SW, Calgary, Alberta, T2P 5E9.

PROPOSAL 1 - ELECTION OF DIRECTORS

Six (6) directors are to be elected at the meeting.  The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Shareholders or until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee the present Board of Directors may recommend.  For further information on the nominees who are currently serving as Directors and Officers, see the section of this Proxy entitled “Directors and Executive Officers”.  Further information on nominees first proposed is detailed below.

Nominees for election to serve as directors for the coming year are:

Name	Age	Position	Since
Matthew Heysel	47	Chairman of the Board, Chief Executive Officer	April 14, 2000
Daming Yang	46	Director and President	April 14, 2000
Thomas Milne	57	Director and Chief Financial Officer	April 14, 2000
Barry Swersky	64	Nominee and Vice President New Developments	October 1, 2004
Bruce H. Gaston	39	Nominee
Philip Pardo	48	Nominee

Barry Swersky

Mr Swersky is an experienced attorney and consultant with an international clientele.  Mr Swersky has extensive experience in organizing major cultural activities in several countries including the United States, Russia, Israel and Europe.  Since 1988, he has consulted on technology investments in Israel together with the Meitav group (Stepak family) who manage funds for Israeli pension and provident funds, Israeli banks and institutions and private individuals. Within this framework, he is currently Chairman of Netline, a world leader in cellular telephone jamming.  He has also served on various other boards including a company dealing with electricity generation in Kazakhstan (now sold).  Mr Swersky is engaged in oil and gas activities in Kazakhstan and elsewhere; an oil transport logistics project between Kazakhstan and China and was part of the small group which initiated and organized the recent visits to Israel of Gazprom Deputy Chairman and CEO Alexey Borisovich Miller and Gazprom Capital Construction and Transportation Department Head Mikhail Arkadievich Akselrod.  Mr Swersky’s educational background includes a Bachelor of Arts and Bachelor of Laws from Witwatersrand University in Johannesburg, SA and was admitted to the Bar in both South Africa and Israel in 1965.

Bruce Hill Gaston

Mr Gaston is an accountancy and capital markets specialist with a lengthy background in the Eurasian oil and gas marketplace where he functions as a consultant and director of Independent Consulting Partnership, June, 1999 to March, 2002 and January, 2003 to present, involved with projects such as accounting and risk management valuation and procedures for the Japanese derivatives and structured trade portfolio of a major multinational bank; Oil & Gas Eurasian regional research, technical sales support, and crude/product export advisory and Kazakh Gas export and export based trade

financing origination research for a major European bank.   Mr Gaston served as a Director of Deloitte & Touche CIS from March 2002 to December 2002 and was Head of Russian Equities at Commerzbank AG from February 1998 to May 1999.  Mr Gaston has held senior executive roles with Deutsche Morgan Grenfell, Credit Suisse, Bankers Trust and Chase Manhattan, amongst others.  Mr Gaston has been an advisor to Eastern European governments on privatizations and has considerable experience in Risk Management within the Eastern European Emerging Markets sector.

Mr Gaston’s educational achievements include a BA in July 1987 from the University of New Brunswick, followed by an MSc in Economics from the University of London in December 1990.

Philip Dean Pardo

Mr. Pardo has been working in Central Asia for eight years and has held the post of Associate Dean of the College of Continuing Education for the Kazakhstan Institute of Management, Economics and Strategic Research (KIMEP) since September 2000.  He has participated in numerous private consulting assignments in the areas of Strategic and Business Planning, Bank Financing, Valuation and is very active as a negotiator in the medium sized M&A field.   From July 2000 to 2003, as Director, Business Valuation for the Rice Group, Central Asia LLP, Mr. Pardo supervised assignments, which assessed the value interest in ownership of commercial, industrial or service organizations involved in economic activity.  The valuations he performed were used for buying or selling businesses, buying insurance, resolving litigation issues, tax planning, allocating purchase prices among tangible and intangible assets.  Prior to this, August 1998 - June 2000, Mr Pardo was responsible for projections, budgeting, analysis, issuance of financial statements, daily cash flow needs and overseeing administrative team on behalf of LeBoeuf, Lamb, Greene & MacRae, Almaty, Kazakhstan, and acted as   Co-Chairman of Taxation Committee of American Chamber of Commerce Kazakhstan.

Mr. Pardo’s educational achievements include a BSBA graduating in 1978 followed by an MBA in Finance in July 1984, both from the American University, Washington DC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

Subject to shareholder ratification, the Board has selected Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2004, or until its successor is selected. Deloitte & Touche LLP has audited the Company’s financial statements for the Company’s fiscal year ended December 31, 2003.  A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, and accordingly they will have an opportunity to make a statement and be available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

PROPOSAL 3 – APPROVAL OF THE CHANGE OF NAME OF THE COMPANY

TO BIG SKY ENERGY VENTURES CORPORATION

The Board of Directors has proposed that the company change its name to Big Sky Energy Ventures Corporation.  This change of name is designed to promote the company’s increasingly global activities and interests.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE CHANGE IN NAME OF THE COMPANY TO BIG SKY ENERGY VENTURES CORPORATION

PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE

2000 CHINA ENERGY VENTURES CORP. STOCK OPTION PLAN

General

The Board of Directors and the Shareholders approved the China Broadband Corp. 2000 Stock Plan (the "2000 Stock Option Plan") on April 13, 2000 and June 29, 2001, respectively.  The purpose of the 2000 Stock Option Plan is to enable us to attract and retain the services of eligible employees and consultants and to provide them with increased incentive to exert their best efforts on our behalf by increasing their personal stake in China Energy Ventures Corp.  The Nominating and Compensation Committee of the Board of Directors have amended the 2000 Stock Option Plan in the following manner, pending shareholder approval:

1)

The name of the Plan shall be changed to reflect the Company’s name change and all references to the name of the Company within the Plan and related documents shall be changed. The number of shares of our common stock authorized for issuance will increase from 8,000,000 to 15,000,000.  The shares underlying the 2000 Stock Option Plan have not been registered and the Company does not anticipate registering these shares in the near future.

2)

The definition of Fair Market Value shall be amended from the closing sales price on the day before the date of determination to the closing sales price on the day of determination so as to bring the 2000 Stock Option Plan into line with the standard of practice of granting of options.

3)

The Company will revise its Notice of Exercise in connection with the Company’s Right of First Refusal.  Under the previously approved 2000 Stock Option Plan, the Right of First Refusal would terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.  Under the proposed new 2000 Stock Option Plan, the Right of First Refusal would terminate upon the completion of a proposed transfer of the shares obtained by exercising of an option to an unrelated third party.

Because the Board of Directors views the operation of the 2000 Stock Option Plan to be in the best interests of the Company, the Board of Directors is requesting that the stockholders approve and ratify the increase in the number of shares of our common stock available for issuance under the 2000 Stock Option Plan.

Summary of the Plan

Under the 2000 Stock Option Plan, the Board of Directors or a committee thereof shall administer the plan.  The administrator may grant incentive or non-qualified options and restricted stock to our directors, officers, employees and consultants.  As of October 12, 2004, our Board has granted options exercisable to acquire 7,310,000 common shares.

The plan is intended to retain the services of our valued key employees and consultants and others that the plan administrator may select to:

•

encourage our employees and consultants to acquire a greater proprietary interest in China Energy Ventures Corp.;

•

serve as an aid and inducement in the hiring of new employees; and

•

provide an equity incentive to consultants and others selected by the Board of Directors and the plan administrator.

The primary difference between "incentive stock options" and non-qualified options is the tax treatment of the option holder.  If a holder complies with Internal Revenue Service rules regarding incentive stock options, a holder of an incentive stock can defer recognition of income for tax purposes until the shares underlying the options are sold.  A holder of a non-qualified option generally recognizes income on the date of exercise.  Incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of China Energy Ventures Corp. or any related corporation.  Non-qualified stock options may be granted to employees and to others at the discretion of the plan administrator.  Participants in the 2000 Stock Option Plan are obligated to pay to the Company an amount required to be withheld under applicable tax laws.

The plan administrator fixes the exercise price for options in the exercise of its sole discretion, except that the exercise price for an incentive stock option must be at least the fair market value per share of the common stock at the date of grant (as determined by the plan administrator in good faith), or in the case of greater-than ten percent shareholders, at least one hundred ten percent of the fair market value per share.  The exercise price may be paid in cash or, with the approval of the plan administrator, by other means, including withholding of option shares, delivery of previously held shares, a promissory note or cancellation of indebtedness by the Company to the optionee.

Options granted and restricted stock awards under the plan vest, unless otherwise determined by the plan administrator, over a four-year period, with one-quarter becoming exercisable at the end of one year of continuous status as an employee or consultant and the remaining 75% vest pro rata monthly over the following 36 months of continuous status as an employee or consultant unless otherwise determined by the plan administrator.  The plan administrator may accelerate the vesting of options in its sole discretion.  Any unexercised portion of an option which expires or becomes unexercisable for any reason becomes available for future grant under the 2000 Stock Option Plan.  Any shares of restricted stock awarded under the 2000 Stock Option Plan which rights have not vested shall be returned to the Company and may be used for future awards under the 2000 Stock Option Plan.

Options are non-transferable except by will or the laws of descent and distribution or subject to a qualified domestic relations order.  With some exceptions, vested but unexercised options terminate upon the earlier of:

a)

the expiration of the option term specified by the plan administrator at the date of grant;

b)

the expiration of 3 months from the date of an optionee's termination of services with us or any related corporation; or

c)

the expiration of one year from the date of death or disability (as defined in the plan) of the optionee.

If an optionee's services are terminated by death, any option held by the optionee is exercisable only by the person or persons to whom such optionee's rights under the option pass by the optionee's will or by the laws of descent and distribution of the state or county of the optionee's domicile at the time of death.  Unless accelerated in accordance with the plan, unvested options terminate immediately upon termination of services of the optionee by us for any reason, including death or disability.  The plan administrator may amend or modify the plan, except that no amendment with respect to an outstanding option may be made over the objection of the holder of the option (other than those provisions triggering acceleration of vesting of outstanding options).

In the event of a proposed dissolution or liquidation of the Company, the plan administrator must notify the participants as least fifteen (15) days prior to such proposed transaction and to the extent not previously exercised, awards will terminate immediately prior to the consummation of such action.

In the event of a Change of Control, as defined in the 2000 Stock Option Plan, each option that is outstanding shall automatically accelerate so that each option shall become 100% vested immediately prior to the specified effective date for the Change of Control unless it is determined that:

a)

it would render unavailable “pooling of interest” accounting for a transaction that would otherwise qualify for such accounting treatment; or

b)

such option is to be assumed by the successor corporation or replaced with a comparable award for the purchase of shares of the stock of the successor corporation.

If such award is assumed or replaced in the Change of Control, vesting of all of the unvested shares subject to such award shall be accelerated in the event the participant’s services should subsequently terminate within six months following the Change of Control, unless the services are terminate by the Company for Good Reason, as defined in the 2000 Stock Option Plan.

Stock Option Agreement Summary

In addition to the terms in the 2000 Stock Option Plan, our standard stock option agreement and exercise notice include the following additional terms and conditions:

a)

If requested by the Company or any representative of underwriters (the “Managing Underwriter”) in connection with any registration of an offering of any securities of the Company under the Securities Act, the optionee agrees not sell or transfer any shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

b)

Before any shares held by the optionee may be sold, the Company has a right of first refusal to purchase the shares. This Right of First Refusal shall terminate upon the completion of a proposed transfer of the shares obtained by exercising of an option to an unrelated third party.

Equity Compensation Plan Information

As of December 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
China Broadband Corp. 2000 Stock Option Plan (2)	7,310,000(4)	$0.15	690,000
Alternative Compensation Plan (3)	1,317,198	$0.08	0

(1)	Excluding securities reflected “Number of securities to be issued upon exercise of outstanding options, warrants and rights”.
(2)	Approved by our shareholders on June 29, 2001.
(3)	Adopted by board of directors on March 22, 2002 and approved by our shareholders on June 14, 2002.
(4)	A total 900,000 of such options have expired prior to exercise as of October 12, 2004.

2000 Stock Option Plan Details

The following table outlines options were outstanding as of October 12, 2004 by the expiry date and certain rights under these options.  Unless otherwise indicated in the notes to this table, one-third of the options vested upon granting with each remaining third vesting on each of the first and second anniversary of the granting.

Options Issued	Exercise Price	Expiry Date	Consideration Received	Market Value as of October 12, 2004
125,000 (1)	$1.00	April 13, 2005	None	$0.65
300,000	$0.82	November 13, 2006	None	$0.65
4,885,000	$0.05	October 21, 2007	None	$0.65
800,000	$0.05	April 25, 2008	None	$0.65
300,000	$0.15	September 4, 2008	None	$0.65

(1)	These options vested immediately upon granting.

The following table outlines options outstanding by several groups as of October 12, 2004.  As of the date of this Proxy Statement, we have not issued any restricted stock awards under this plan.

Number of Options
Executive Management:
Matthew Heysel, Chief Executive Officer	0
Daming Yang, President	2,100,000
Thomas Milne, Chief Financial Officer	600,000
Executive Officers as a Group (1)	2,950,000
Non-Executive Directors as a Group	300,000
Nominees for Director	0
none to date
Associates to Directors, Nominees or Executives	0
5% Stock Option Holders (2)	0
Non-Executive Officer Employee/Consultant Group	1,460,000
(1)	This number represents the options already disclosed under Executive Management in this table plus options belonging to officers not required to be disclosed under Executive Management.
(2)	There are no persons who have received 5% of the outstanding options that are not already disclosed individually in one or more of the other categories in this table.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE

2000 CHINA ENERGY VENTURES CORP. STOCK OPTION PLAN

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter, which is to be presented for action at the Annual Meeting. If any matter other than those described above does properly come before the Annual Meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

Upon the written request of any shareholder of the Company, as record or beneficial owner, the Company will provide to such shareholder a copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003 including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the Company's Calgary office listed above. There will be no charge for the Form 10-KSB, unless one or more exhibits thereto are requested, in which event the Company's reasonable expenses of furnishing such exhibits may be charged.

FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Proxy Statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than August 28, 2005, for inclusion, if proper, in next year's proxy solicitation materials.

GENERAL

The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers, directors and consultants of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.  The Company estimates that it will expend a total of $15,000 in connection with this solicitation of proxies and has expended $ 0 to date.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN

AND RETURN THE ENCLOSED PROXY CARD.

October 12, 2004	By Order of the Board of Directors,
Thomas G Milne, Director and Chief Financial Officer

SCHEDULE A

CHINA ENERGY VENTURES CORP.

Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•

Monitor the integrity of the Company’s financial reporting processes and systems of internal controls regarding finance, accounting, and legal compliance;

•

Monitor the independence and performance of the Company’s independent auditors; and

•

Provide an avenue of communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessarily in the performance of its duties.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit-Committee members-shall be appointed by the Board-If an-audit- committee-Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors, and as a Committee, to discuss any matters that the Committee or either of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

1)

Review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for approval.

2)

Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3)

In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls, Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors, together with management’s responses, if any.

4)

Review with financial management and the independent auditors the Company’s quarterly financial results prior to the filing or distribution of the Company’s quarterly financial statements. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9).

5)

All services provided by the independent auditor whether they are audit related or non-audit related, shall be pre-approved in writing prior to the commencement of the contemplated services.

6)

The Chairman of the Audit Committee or the designated Financial Expert, should they also be, at the time of approval, an independent director, are empowered to approve the contemplated services to be provided by the independent auditor on behalf of the committee.

a)

All approvals taken by the Chairman or Financial Expert must be disclosed to the committee as a whole either:

i)

in writing or by e-mail at the time of the approval; or

ii)

verbally at a subsequent committee meeting.

Independent Auditors

7)

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

8)

Approve the fees and other significant compensation to be paid to the independent auditors.

9)

On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

10)

Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management and general audit approach.

11)

Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

12)

Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Legal Compliance

13)

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

14)

If and as required by the Securities and Exchange Commission, annually prepare a report to shareholders to be included in the Company’s annual proxy or information statement

15)

Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

16)

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

17)

Periodically perform self-assessment of Audit Committee performance.

18)

Review financial and accounting personnel succession planning within the Company.

19)

Annually review policies and procedures as well as audit results associated with directors’ and officers expense accounts and perquisites.

20)

Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.

Approved and adopted by the Audit Committee on March 27, 2001.

Approved by the Board of Directors on March 27, 2001.

Amended and adopted by the Audit Committee on November 12, 2003.

Amended and adopted by the Audit Committee on April 30, 2004.

SCHEDULE B

CHINA ENERGY VENTURES CORP.

NOMINATING AND COMPENSATION COMMITTEE CHARTER

PURPOSE:

The Nominating and Compensation Committee (“Committee”) shall ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and to assist the Board in the discharge of their fiduciary responsibilities relating to the fair and competitive compensation of the employees of the Company.

In order to carry out their purpose, the Committee shall:

1)

identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings;

2)

oversee the evaluation of the Board and management from a corporate governance perspective;

3)

identify and recommend to the Board directors for membership on Board committees;

4)

review and approve the Company’s compensation philosophy;

5)

review and approve compensation programs, plans and awards;

6)

administer the Company’s short- and long-term incentive plans and other stock or stock-based plans, and;

7)

issue an annual report on executive compensation for inclusion in the Company’s proxy statement.

MEMBERSHIP:

1)

The Committee shall be composed of a minimum of two independent, outside directors as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (IRC), and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

a)

Section 162(m) of the IRC defines a director as an “outside director” if the director is not a current or former employee of the company and if the director does not receive significant direct or indirect compensation in any capacity other than as a director.

b)

Rule 16b-3 of the Securities Exchange Act defines a “non-employee director” as a person who is not currently an officer of the company (or a parent or subsidiary of the company); does not receive significant direct or indirect compensation from the company for any services performed other than services as a director; and has no interest in any significant transactions or business relationships with the company.

2)

The Board will appoint Committee members.  The members will subsequently appoint a Chairman from one of their numbers.

3)

The Committee shall have access to an appropriate management liaison of their choosing.

4)

The Board may remove a Committee member from the membership of the Committee at any time with or without cause and may fill any vacancies on the Committee that may occur from time to time.

DUTIES & RESPONSIBILITIES:

General

1)

The Committee will meet a minimum of four times per year and at such other times as may be requested by its Chairman and/or management of the Company.

2)

The Committee Secretary (who will be the Corporate Secretary) will keep minutes of all Committee meetings, which will be distributed to all Board members.

3)

The Chairman will report to the Board on Committee actions at each meeting of the Board and once a year, the Committee will report on the fulfillment of the Committee’s duties under its Charter to the Board.

4)

The Committee shall, at least annually, review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5)

Any action required to be taken at a meeting of the Committee will be deemed the action of the Committee if all of the Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

6)

The Committee shall conduct an annual Board Evaluation and shall also review the number, size and responsibilities of the Board and its committees and recommend any actions in regards to these items.

7)

The Committee shall have authority to retain (without further Board approval) special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the Committee. The Committee has the sole authority to retain and terminate any search firm to assist in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms.

8)

The Committee shall assume such other duties and responsibilities as may be assigned, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors.

Nominating

9)

The Committee shall conduct searches for qualified individuals for membership on the Company’s Board. As vacancies or newly created positions occur, the Committee shall recommend individuals for membership on the Company’s Board of Directors and directors for appointment to the committees of the Board. In making its recommendations, the Committee must:

i)

establish criteria for Board and committee membership;

ii)

review candidates’ qualifications for membership on the Board or a committee of the Board and any potential conflicts with the Company’s interests;

iii)

assess the contributions of current directors in connection with their nomination to the Board or committee;

iv)

periodically review the composition of the Board and its committees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board or any such committee; and

v)

consider rotation of committee members and committee chairpersons.

Compensation

10)

The Committee will annually review the Company’s philosophy regarding executive compensation and review market data to assess the Company’s competitive position for the three components of executive compensation (base salary, annual incentives, and long-term incentives).

11)

The Committee shall administer and make recommendations to the Board regarding the adoption, amendment or rescission of incentive compensation plans and stock-related plans including:

i)

approving option guidelines and general size of overall grants;

ii)

making grants;

iii)

interpreting the plan(s);

iv)

determining rules and regulations relating to the plan(s);

v)

modifying or canceling existing plan(s);

vi)

designating employees eligible to participate in the long-term incentive plans; and

vii)

imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate.

12)

The Committee shall assure that total compensation paid to the Company’s principal officers and other key employees is reasonable.

13)

The Committee shall approve the annual retainer and meeting fees for the Board of Directors and committees of the Board and fix the terms and awards of stock compensation for members of the Board.

14)

The Committee shall annually review recommendations of revisions to the Company’s executive salary range structure, salary increase guidelines, and review compensation arrangements for the executives of the Company.

15)

The Committee shall review annually with the Chief Executive Officer the Executive Succession Plan.

16)

The Committee shall annually issue a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s proxy statement.

CEO and President Compensation:

The Committee shall:

1)

Review and approve appropriate goals and objectives for the next year, which are then discussed with the entire Board;

2)

Evaluate the performance of the CEO and President in meeting those goals and objectives with input from the full Board at year end; and

3)

Approve the compensation level of the CEO and President based upon this evaluation.

Approved and adopted by the Human Resources and Compensation Committee on March 27, 2001.

Approved by the Board of Directors on March 27, 2001.

Amended by the Nominating and Compensation Committee and approved by the Board of Directors on May 18, 2004

SCHEDULE C

CHINA ENERGY VENTURES CORP.

2000 STOCK OPTION PLAN

SECTION 1.  PURPOSE

The purposes of this 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company’s business and thereby enhance long-term shareholder value.  Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder.  Awards of Restricted Stock may also be made under this Plan.

SECTION 2.  DEFINITIONS

As used herein, the following definitions shall apply:

2.1

“Administrator” means the Board or any of its Committees appointed as permitted under this Plan.

2.2

“Applicable Laws” means the legal requirements relating to stock option plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3

“Award” means the grant of Restricted Stock or an Option to an Employee or Consultant.

2.4

“Award Agreement” means a written agreement between the Company and a Participant relating to an Award under the Plan.

2.5

“Board” means the Board of Directors of the Company.

2.6

“Cause” means willful misconduct with respect to, or that is harmful to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.7

"Change in Control" shall mean any of the following:

(a)

the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert.  A “Permitted Shareholder” means a holder, as of the date of this Agreement, of voting capital stock of the Company;

(a)

a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company’s shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

(b)

the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(c)

in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, and for this purpose the terms “person” and “beneficial ownership” shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company

(d)

representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.8

“Code” means the Internal Revenue Code of 1986, as amended.

2.9

“Committee” means a committee of Directors designated by the Board to administer the Plan.  To the extent Rule 16b-3 and/or Code Section 162(m) apply to the Company, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code.  The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

2.10

“Common Stock” means the Common Stock of the Company.

2.11

“Company” means China Energy Ventures Corp., a Nevada corporation.

2.12

“Consultant” means any person, including an advisor, an advisory board member or director, who is engaged by the Company or any Parent or Subsidiary to render services.

2.13

“Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors.  For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

2.14

“Disability” means permanent and total disability as defined in Code section 22(e)(3).

2.15

“Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code.  The payment of a director’s fee by the Company to a director shall not be sufficient to constitute “employment” of such director by the Company.

2.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17

“Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(a)

If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market or Small Cap Market of the National Association of Securities Dealers, Inc.  Automated Quotation System (“Nasdaq”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the market trading day on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)

If the Common Stock is quoted on the Nasdaq Over the Counter Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the market trading day on the date of determination, as reported in The Wall Street Journal, Bloomberg or such other source as the Administrator deems reliable; or

(c)

In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.18

“Good Reason” means the occurrence of any of the following events or conditions without the Participant’s consent:

(a)

a change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) that, in the Participant’s reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto;

(b)

a significant reduction in the Participant’s annual base salary that is not part of a Company-wide reduction of salaries;

(c)

the Company’s requiring the Participant to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company’s business that is not materially greater than such travel requirements prior to the Change in Control; or

(d)

the Company’s failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Change in Control, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater).

2.19

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.20

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

2.21

“Option” means a stock option granted pursuant to the Plan.

2.22

“Option Agreement” means a written option agreement between the Company and an Optionee.

2.23

“Optioned Stock” means the Common Stock subject to an Option.

2.24

“Optionee” means an Employee or Consultant who receives an Option.

2.24

“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.26

“Participant” means an Employee or Consultant designated to be granted an Award under the Plan.

2.27

“Plan” means this 2000 Stock Option Plan.

2.28

“Reporting Person” means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.29

"Restricted Stock" means Common Stock awarded to a Participant under this Plan, subject to applicable restrictions.

2.30

"Restricted Stock Agreement" means a written restricted stock agreement between the Company and the Restricted Stock Holder.

2.31

"Restricted Stock Award" means the grant of Restricted Stock pursuant to the Plan.

2.32

"Restricted Stock Holder" means a Participant who receives Restricted Stock pursuant to the Plan.

2.33

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

2.34

“Securities Act” means the Securities Act of 1933, as amended.

2.35

“Share” means a share of the Common Stock, as may be adjusted as permitted under the Plan.

2.36

“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

2.37

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

SECTION 3.  STOCK SUBJECT TO THE PLAN

Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is Eleven Million Two Hundred Thousand (11,200,000) shares of Common Stock.  The shares may be authorized, but unissued, or reacquired Common Stock.  If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.  Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.  Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Eleven Million Two Hundred Thousand (11,200,000) shares of Common Stock, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

SECTION 4.  ADMINISTRATION OF THE PLAN

4.1

Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(a)

to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

(b)

to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

(c)

to determine whether and to what extent Awards are granted hereunder;

(d)

to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

(e)

to approve forms of agreement for use under the Plan;

(f)

to determine the number of shares of Restricted Stock to be granted hereunder;

(g)

to construe and interpret the terms of the Plan and Awards granted under the Plan;

(h)

to determine vesting schedules;

(i)

to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

(j)

to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

4.2

Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

4.3

Administration Pursuant to Section 162(m).  The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation” within the meaning of Section 162(m) of the Code, as applicable.

SECTION 5.  ELIGIBILITY FOR AWARDS

5.1

Recipients of Grants.  Restricted Stock and Nonqualified Stock Options may be granted to Employees, Officers, Directors and Consultants.  Incentive Stock Options may be granted only to Employees.  An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2

Type of Award.  Each Award shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option, or as Restricted Stock.  If not so designated, the Award will be treated as a Nonqualified Stock Option.  Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

SECTION 6.  AWARDS OF OPTIONS

6.1

Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2

Option Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.3

Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check, (ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company), (iv) surrender of other Shares that (A) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4

Vesting of Options

(a)

Vesting Schedule.  No Option will be exercisable until it has vested.  The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of four years from date of grant as follows:  twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly, on the same date of the month as the date of grant of the option, over the following thirty-six (36) months of Continuous Status as an Employee or Consultant.  The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

(b)

Acceleration of Vesting.  The vesting of one or more outstanding Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion.  The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

6.5

Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.  Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6

Exercise After Termination of Employment or Consulting Relationship

(a)

Termination of Employment or Consulting Relationship.  Except as otherwise provided herein, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement.  To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.  No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the company and its subsidiaries.

(b)

Disability of Participant.  Notwithstanding the provisions set forth above, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination.  To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c)

Death of Participant.  In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant.  To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant’s estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7

Rule 16b-3.  Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

6.8

Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

SECTION 7.  RESTRICTED STOCK AWARDS

7.1

Grant of Restricted Stock Awards.  Each Restricted Stock Award (i) shall be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse.  The restrictions and the duration of the restricted period will be set forth in the Restricted Stock Agreement.  The restricted period need not be the same for all Shares subject to the Restricted Stock Award.  For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

7.2

Consideration for Restricted Stock Awards.  Restricted Stock may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

7.3

Rights of a Restricted Stock Holder.  Except for such restrictions, and subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant’s relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock.  Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4

Vesting of Restricted Stock.  The restrictions imposed herein shall lapse, and the Participant’s rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Restricted Stock Agreement.  If not so specified in such Restricted Stock Agreement, the restrictions shall lapse according to the following schedule:  restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata monthly on the last day of each calendar month over the following 36 months of Continuous Service as an Employee or Consultant.  Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions.  The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares which are restricted.  The Restricted Stock Holder shall be entitled to receive certificates for any Restricted Stock as to which the Restricted Stock Holder's interest has become vested as provided herein, and the Company shall issue the Restricted Stock Holder such certificates.

7.5

Termination of Employment or Consulting Relationship.  If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason (other than death or Disability), Restricted Stock theretofore awarded to such Restricted Stock Holder and which at the time of such termination of his or her Continuous Status as an Employee or Consultant is subject to the restrictions imposed by this Section shall, upon such termination of his or her Continuous Status as an Employee or Consultant, be forfeited and returned to the Company and the Restricted Stock Holder shall have no further claim to or interest in such Restricted Stock.  If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Restricted Stock awarded to such Restricted Stock Holder which, at the time of such termination of his or her Continuous Status as an Employee or Consultant, is subject to the restrictions imposed by this Section, shall be free of restrictions and shall not be forfeited.

7.6

Issuance of Restricted Stock.  The Administrator shall request of the Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder.  The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:

“The transferability of this certificate and the securities represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2000 Stock Option Plan of China Energy Ventures Corp. Copies of such Plan are on file in the offices of China Energy Ventures Corp.”

7.7

Adjustments to Restricted Stock Awards.  The Administrator may, in anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock, as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested.  The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

7.8

Restricted Stock Agreement.  At the time of a Restricted Stock Award, the Participant shall enter into a Restricted Stock Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters as the Company shall in its sole discretion determine.

7.9

Return of Unvested Restricted Stock.  Any Shares of Restricted Stock as to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.

SECTION 8.  STOCK WITHHOLDING TO SATISFY

WITHHOLDING TAX OBLIGATIONS

8.1

Withholding Tax.  At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph.  When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant’s current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant’s marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant’s share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld.  For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

8.2

Reporting Persons.  Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

8.3

Form of Election.  All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

(a)

the election must be made on or prior to the applicable Tax Date;

(b)

once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

(c)

if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

(d)

all elections shall be subject to the consent or disapproval of the Administrator.

8.4

Deferral of Tax Date.  In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

SECTION 9.  ADJUSTMENTS UPON CHANGES

IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1

Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9.2

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action.  To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

9.3

Change in Control Transactions.  Except as otherwise provided in the instrument that evidences the Option, in the event of any Change in Control, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested.  Notwithstanding the foregoing, vesting of shares subject to such Option shall not so accelerate if and to the extent that (i) in the opinion of the Company’s accountants, it would render unavailable “pooling of interest” accounting for a transaction that would otherwise qualify for such accounting treatment; or (ii) such Option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation.  If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give notice of such determination to the Participants and of the provisions of such assumption or replacement, and any adjustments made (i) to the number

9.4

 and kind of shares subject to the outstanding Awards (or to the options in substitution therefore), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options.  Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants.  If such Award is assumed or replaced in the Change in Control and is not otherwise accelerated at that time, vesting of all of the unvested shares subject to such Award shall be accelerated in the event the Participant’s employment or services should subsequently terminate within six months following such Change in Control, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason.  All unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the successor corporation or an affiliate thereof.

9.5

Certain Distributions.  In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

SECTION 10.  GENERAL

10.1

Non-Transferability Of Options.  Unless otherwise provided under the Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

10.2

Time Of Granting Options.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator.  Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

10.3

Conditions Upon Issuance Of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.4

Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.5

Reservation Of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.6

Information To Optionees.  At the time of issuance of any securities under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

10.7

Employment Relationship.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.8

Term Of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

10.9

Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company’s bylaws.  In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.

Approved by Shareholders June 29, 2001.

Amended and approved by the Nominating and Compensation Committee June 24, 2004.

Proxy

CHINA ENERGY VENTURES CORP.

The undersigned hereby appoints Matthew Heysel and Thomas G. Milne, the true and lawful proxies of the undersigned, having full power to substitute, to represent the undersigned and to vote all shares of common stock, no par value (the “Common Stock”) of CHINA ENERGY VENTURES CORP., a Nevada corporation (“CEVC”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of China Energy Ventures Corp. (the “Annual Meeting”) to be held at 10:00 a.m., local time, on November 26, 2004 at the offices of China Energy Ventures Corp., 1003, W2, Oriental Plaza, 1 East Chang An Avenue Dong Chen District, Beijing, China, or any postponed or adjourned meetings thereof as indicated below.

a)

To elect a six (6) member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;

Matthew Heysel        FOR

AGAINST

WITHHOLD

Daming Yang     FOR

AGAINST

WITHHOLD

Thomas Milne    FOR

AGAINST

WITHHOLD

Barry Swersky    FOR

AGAINST

WITHHOLD

Bruce H. Gaston FOR

AGAINST

WITHHOLD

Philip Pardo         FOR

AGAINST

WITHHOLD

b)	To ratify the Board of Directors' selection of auditors, Deloitte & Touche LLP for the 2005 fiscal year; FOR AGAINST WITHHOLD
c)	To approve a change of the Company’s name to BIG SKY ENERGY VENTURES CORPORATION FOR AGAINST WITHHOLD
d)	To approve amendments to the China Energy Ventures Corp. 2000 Stock Option Plan; FOR AGAINST WITHHOLD
e)	To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof FOR AGAINST WITHHOLD

NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.

Name as it appears on share certificate (please print)

Signature

Address

Date

Number of Shares